Update to Significant Accounting Policies, Critical Accounting Judgements and Key Sources of Estimation Uncertainty (Policies)	6 Months Ended
Jun. 30, 2022
Update To Significant Accounting Policies [Abstract]
Adjustments to the Consolidated Statements of Earnings (Loss)
Adjustments to the Consolidated Statements of Earnings (Loss)
Certain comparative information presented in the Consolidated Statements of Earnings (Loss) within the Oil Sands segment and Corporate and Eliminations segment was revised.
During the three months ended December 31, 2021, the Company made adjustments to more appropriately record certain third-party purchases used for blending and optimization activities and to ensure consistent treatment of product swaps. As a result, revenues and purchased product increased with no impact to net earnings (loss), segment income (loss), cash flows or financial position. Refer to the annual Consolidated Financial Statements for the year ended December 31, 2021, for further details.